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                                                                     Exhibit (j)




                        CONSENT OF INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus, "Financial Statements" and "Independent Auditors" in the Statement of Additional Information, both included in Post-Effective Amendment Number 14 to the Registration Statement (Form N-1A, No. 33-69724) of MMA Praxis Mutual Funds.



                                             /s/ ERNST & YOUNG LLP



Columbus, Ohio
April 30, 2002